Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions

Note 10—Related Party Transactions

The following table presents the Company’s transactions with related parties for the three and nine months ended September 30, 2013 and 2012:

	Three months ended September 30,		Nine months ended September 30,
(Dollar amounts in thousands)	2013	2012	2013	2012
Total revenues(1)(2)	$40,838	$37,025	$124,842	$112,871

Cost of revenues	$1,570	$98	$6,680	$319

Rent and other fees(3)(4)	$1,636	$2,725	$31,708	$8,547

Interest earned from and charged by affiliate
Interest income	$25	$22	$67	$179

Interest expense(5)	$—	$1,857	$2,471	$5,600

(1)	Total revenues from Popular as a percentage of revenues were 46%, 43%, 46% and 44% for each of the periods presented above.
(2)

Includes revenues generated from investee accounted for under the equity method of $0.6 million and $2.3 million for the three and nine months ended September 30, 2013, respectively, and $0.9 million and $2.6 million for the corresponding 2012 periods.

(3)

Includes management fees to equity sponsors amounting to $20.2 million for the nine months ended September 30, 2013, compared to $0.9 million and $2.9 million for the three and nine months ended September 30, 2012. Management fees paid during 2013 includes $16.7 million resulting from the termination of the consulting agreements as explained below. Rent and other fees also includes $5.9 million paid to Popular in connection with the redemption premium on the senior notes during the first half of 2013.

(4)

Includes $1.6 million, $2.7 million, $9.1 million and $8.5 million recorded as selling, general and administrative expenses for each of the periods presented above, and $22.6 million recorded as non-operating expenses for the nine months ended September 30, 2013 in the unaudited consolidated statement of income (loss) and comprehensive income (loss).

(5)

Interest expense relates to interest accrued on the senior secured term loan and senior notes held by Popular. As a result of the debt refinancing and the redemption of the senior notes in April 2013, Popular’s participation in such debt was extinguished. See Note 4 for additional information related to the extinguishment of this debt.

On April 17, 2013, EVERTEC entered into a termination agreement with Holdings, EVERTEC Group and Popular and a termination agreement with Holdings, EVERTEC Group and Apollo Management VII, L.P. in connection with the Initial Public Offering (the “Termination Agreements”). The Termination Agreements terminated the consulting agreements (the “Consulting Agreements”), each dated September 30, 2010, entered into by Holdings and EVERTEC Group with each of Popular and Apollo Management, pursuant to which Holdings and EVERTEC Group received certain advisory services from each of Popular and Apollo Management. The Consulting Agreements were terminated in their entirety upon payment of termination fees of approximately $8.5 million to Apollo Management and $8.2 million to Popular, in each case, plus any unreimbursed expenses payable in accordance with the terms of the Termination Agreements.

At September 30, 2013 and December 31, 2012, EVERTEC had the following balances arising from transactions with related parties:

(Dollar amounts in thousands)	September 30, 2013	December 31, 2012
Cash and restricted cash deposits in affiliated bank	$23,581	$19,438

Indemnification assets from Popular reimbursement(1)
Accounts receivable	$2,086	$2,157

Other long-term assets	$2,087	$3,942

Other due/to from affiliate
Accounts receivable	$18,273	$19,252

Prepaid expenses and other assets	$1,151	$—

Accounts payable(2)	$5,723	$3,845

Unearned income	$2,293	$—

Other long-term liabilities(2)	$333	$2,847

Long-term debt	$—	$90,186

(1)	Recorded in connection with reimbursements from Popular regarding certain software license fees.
(2)

Includes an account payable of $0.2 million and $0.4 million and a long-term liability of $0.3 million and $2.8 million for September 30, 2013 and December 31, 2012, respectively, related to the unvested portion of stock options as a result of the equitable adjustment approved by our Board of Directors on December 18, 2012 that will be payable to executive officers and employees upon vesting of stock options.

At September 30, 2013, EVERTEC Group has a credit facility with Popular for $3.6 million, on behalf of EVERTEC CR, under which a letter of credit of a similar amount was issued.

Note 19—Related Party Transactions

The following table presents the Company’s transactions with related parties for each of the period presented below:

	Years ended December 31,
(Dollar amounts in thousands)	2012	2011
Total revenues(1)(2)	$155,112	$149,670

Selling, general and administrative expenses
Rent and other fees(3)	$11,319	$11,841

Interest earned from and charged by affiliate
Interest income	$222	$627

Interest expense(4)	$7,476	$8,440

Other expenses(5)	$—	$1,700

(1)	As discussed below, all services to Popular, its subsidiaries and affiliates are governed by the Master Services Agreement (“MSA”) under which EVERTEC, LLC has a contract to provide such services for at least 15 years on an exclusive basis for the duration of the agreement on commercial terms consistent with historical pricing practices among the parties. Total revenues from Popular represent 44% and 46% of total revenues for each of the periods presented above.
(2)	Includes revenues generated from investee accounted for under the equity method (CONTADO) of $3.7 million and $2.5 million for the years ended December 31, 2012 and 2011, respectively.
(3)	Includes management fees paid to stockholders amounting to $3.7 million and $3.2 million for the years ended December 31, 2012 and 2011, respectively.
(4)	Interest expense for the years ended December 31, 2012 and 2011 is related to interest accrued related to our senior secured term loan and senior notes held by Popular.
(5)	On December 31, 2011, EVERTEC, LLC entered into a (“Settlement Agreement”) with Popular in order to settle any claims among the parties related to the Closing Statement or the Working Capital True-Up Amount. In accordance with the Settlement Agreement, we made a payment of $1.7 million to Popular.

At December 31, 2012 and 2011, the Company had the following balances arising from transactions with related parties:

	December 31,
(Dollar amounts in thousands)	2012	2011
Cash and restricted cash deposits in affiliated bank	$16,924	$52,613

Indemnification assets from Popular reimbursement(1)
Accounts receivable	$2,157	$2,553

Other long-term assets	$3,942	$5,212

Liability related to contract with Popular(2)
Accounts payable	$—	$703

Other due to/from affiliates
Accounts receivable	$19,587	$16,375

Accounts payable	$6,564	$3,036

Long-term debt	$90,186	$90,186

(1)	Recorded in connection with (a) reimbursement from Popular regarding services the Company provides to certain customers of Popular at preferential prices and (b) reimbursement from Popular regarding certain software license fees. For the years ended December 31, 2012 and 2011, the Company received $6.1 million and $7.1 million, respectively, related to these reimbursements.
(2)	Represents contract liability to provide certain services to a customer of Popular that expired on February 2012.

The balance of cash and restricted cash deposits in an affiliated bank was included within the cash and restricted cash line items in the accompanying consolidated balance sheets. Due from affiliates mainly included the amounts outstanding related to processing and information technology services billed to Popular subsidiaries according to the terms of the MSA. This amount was included in the accounts receivable, net in the consolidated balance sheets.

Upon the Merger, Holdings and the Company entered into a consulting agreement whereby the Company agreed to reimburse Apollo and Popular for certain expenses and an annual management fee of the greater of (i) $2.0 million and (ii) 2% of EVERTEC, LLC EBITDA, in total in exchange for which Holdings and EVERTEC, LLC will receive certain advisory services from Apollo and Popular.

The Company was entitled to receive reimbursements from Popular regarding services the Company provides to certain customers of Popular at a preferential price for a period of approximately 17 months from the closing date of the Merger. As of the Merger date, the Company recorded $5.6 million as an expected reimbursement asset from Popular at fair value related to this subsidy. The Company also recorded an unfavorable contract liability at fair value of $10.1 million related to the contract with one of Popular’s client. During 2012, the service terms related to those clients expired which caused the elimination of related asset and liability from the consolidated balance sheets. Gains and losses related to the reimbursement asset are included within the other expenses caption in the accompanying consolidated statements of income and comprehensive income. See Note 12.

In addition, the Company is entitled to receive reimbursements from Popular regarding certain software license fees if such amounts exceed certain amounts for a period of five years from the closing date of the Merger. As a result of this agreement, the Company recorded approximately $11.2 million as a software reimbursement asset at fair value as of the Merger date. At December 31, 2012 and 2011, the current portion of said asset of $2.2 million for both periods is included within the accounts receivable, net caption and the long-term portion of $3.9 million and $5.2 million, respectively, is included in the other long-term assets caption in the accompanying consolidated balance sheets. Gains and losses related to the asset are included within the other expenses caption in the accompanying consolidated statements of income and comprehensive income. See Note 12.

From time to time, EVERTEC, LLC obtains performance bonds from insurance companies covering the obligations of EVERTEC, LLC under certain contracts. Under the Merger Agreement, Popular is required to, subject to certain exceptions, cause the then outstanding performance bonds to remain outstanding or replace such bonds as needed for five years from the closing date of the Merger. EVERTEC, LLC entered into a reimbursement agreement with Popular to mirror Popular’s obligations. As a result, EVERTEC, LLC is required to reimburse Popular for payment of premiums and related charges and indemnification of Popular for certain losses, in case EVERTEC, LLC fails to perform or otherwise satisfy its obligations covered by such performance bonds.

As of December 31, 2012, EVERTEC CR has a credit facility with Popular for $2.9 million, under which a letter of credit of a similar amount was issued. EVERTEC, LLC entered into a reimbursement agreement with Popular to mirror Popular’s obligations. As a result, EVERTEC, LLC is required to indemnify Popular for losses, in case EVERTEC, LLC fails to honor these letters of credit.